JUPITER WELLNESS

Next Frontier
PHARMACEUTICALS, INC.



Corporate Overview

January 31, 2022

DISCLAIMERS

FORWARD LOOKING STATEMENTS

This communication contains forward-looking statements regarding Jupiter Wellness, Inc., a Delaware Corporation ("Jupiter Wellness") including, but not limited to, statements related to the proposed acquisition of Next Frontier Pharmaceuticals, Inc., a Delaware Corporation ("Next Frontier Pharmaceuticals") and the anticipated timing, results and benefits thereof, including the potential for Jupiter Wellness to accelerate its growth and cannabinoid business, and for the proposed acquisition to provide long-term growth opportunities to create value for stockholders. Other statements are not historical facts. You can generally identify forward-looking statements by the use of forward-looking terminology such as "anticipate," "believe," "continue," "could," "estimate," "expect," "explore," "evaluate," "intend," "may," "might," "plan," "potential," "predict," "project," "seek," "should," or "will," or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies' current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jupiter Wellness' control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Jupiter Wellness' and Next Frontier Pharmaceuticals' ability to complete the acquisition on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and stockholder approvals, and satisfaction of other closing conditions to consummate the proposed acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of management from ongoing business operations; failure to realize the expected benefits of the proposed acquisition; significant transaction costs and/or unknown or inestimable liabilities; the risk of intra-corporate litigation in connection with the proposed transaction, including resulting expense or delay; the risk that Next Frontier Pharmaceuticals' business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; risks related to future opportunities and plans for Jupiter Wellness following the possible consummation of the proposed acquisition, including the uncertainty of expected future regulatory filings, financial performance and results of Jupiter Wellness following completion of the proposed acquisition; Next Frontier Pharmaceuticals' dependence on the successful commercialization of SYNDROS and the uncertain market potential of SYNDROS; pharmaceutical product development and the uncertainty of clinical success; the regulatory approval process, including the risks that Jupiter Wellness may be unable to submit anticipated regulatory filings on the timeframe anticipated, or at all, or that Jupiter Wellness may be unable to obtain regulatory approvals of any of its product candidates, and SYNDROS for additional indications, in a timely manner or at all; disruption from the proposed acquisition, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; effects relating to the announcement of the proposed acquisition or any further announcements or the consummation of the proposed acquisition on the market price of Jupiter Wellness' common stock; the possibility that, if Jupiter Wellness does not achieve the perceived benefits of the proposed acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Jupiter Wellness' common stock could decline; potential litigation associated with the proposed acquisition; regulatory initiatives and changes in tax laws; market volatility; and other risks and uncertainties affecting Jupiter Wellness and Next Frontier Pharmaceuticals and, including those described from time to time under the caption "Risk Factors" and elsewhere in Jupiter Wellness' Securities and Exchange Commission (SEC) filings and reports, including Jupiter Wellness' Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, and future filings and reports by Jupiter Wellness. In addition, the extent of the impact on Jupiter Wellness' ability to generate sales of and revenues from its approved products, execute on new product launches, its clinical development and regulatory efforts, its corporate development objectives and the value of and market for its common stock, will depend on future developments that are highly uncertain and cannot be predicted with confidence at this time. Moreover, other risks and uncertainties of which Jupiter Wellness is not currently aware may also affect each of the companies' forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Jupiter Wellness on its website or otherwise. Jupiter Wellness undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

DISCLAIMERS

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, Jupiter Wellness intends to file a proxy and registration statement with the SEC and may also file other relevant documents with the SEC regarding the proposed transaction. The definitive proxy statement (if and when available) will be mailed to shareholders of Jupiter Wellness. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (WHICH WILL INCLUDE AN EXPLANATORY STATEMENT IN RESPECT OF THE MERGER AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the proxy statement (if and when available) and other documents containing important information about Jupiter Wellness, Next Frontier Pharmaceuticals and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Jupiter Wellness will be available free of charge on Jupiter Wellness' website at www.jupiterwellness.com.

PARTICIPANTS IN THE SOLICITATION

Jupiter Wellness, Next Frontier Pharmaceuticals, their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from Jupiter Wellness' security holders in connection with the proposed transaction. Information about Jupiter Wellness' directors and executive officers is set forth in Jupiter Wellness' proxy statement on Schedule 14A for its 2021 Annual General Meeting, which was filed with the SEC on November 3, 2021 and subsequent statements of beneficial ownership on file with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Jupiter Wellness security holders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC.

NO OFFER OR SOLICITATION

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (Securities Act), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

GENERAL DISCLAIMER

Statements included herein by management, where appropriate, include the qualification "We believe" and should be read as management's viewpoint on the matter, and there shall be no guarantee that such believe will be realized.

Jupiter Wellness has Agreed to Merge with Next Frontier Pharmaceuticals, a Leading Drug Developer Focused on Pharmaceutical Cannabinoids


$1B+
TOTAL ADDRESSABLE MARKET
ADDRESSES MAJOR UNMET NEED
STRONG EFFICACY SIGNALS FOR DRONABINOL
Drug Criteria
ELIGIBILITY FOR FDA EXPEDITED TREATMENT
FDA
5-7 YEAR FDA EXCLUSIVITY

Drug Platform Advantage

Our Existing Drug Platform Provides a 2-3 Year Head Start on the Drug Development Cycle

- ✓ **Oral Dronabinol Solution (Drug Master File)**
- ✓ **Chemistry, Manufacturing and Controls (Quality)**
- ✓ **Toxicology (Safety)**
- ✓ **Clinical Research**

DRUG DEVELOPMENT PLATFORM

We Leverage a Platform of Capabilities to Expedite our Drug Development Timeline

CLINICAL DRUG DEVELOPMENT PIPELINE

Alzheimer's Disease Agitation	Anorexia in Cancer	Pancreatic Cancer
		

FDA APPROVED DRUG

SYNDROS®
(dronabinol) oral solution, CII



CAPABILITIES PLATFORM

1 of only 4 Companies in History to Have registered a Cannabinoid NDA with the FDA	In-House API and Formulation Laboratory for Drug Optimization and R&D Batch Production	Quality and Safety for All Drug Candidates Completed Ensuring Pathway to NDA Exclusively Reliant on Efficacy Proof	Very Experienced Cannabinoid Researchers	Extensive Cannabinoid Patent Portfolio with In-House FT Patent Attorney	FDA Registered CBD and THC DMFs DRONABINOL USP (DMF 19207) CANNABIDIOL (DMF 32552 – Generation 2)

CORPORATE OVERVIEW

Drug Developer Focused on Pharmaceutical Cannabinoids
(One FDA Approved Drug and Three Drugs in Development)

Clinical Drug Development Pipeline

SYNDROS®
(dronabinol) oral solution, CII

One of Four FDA Approved Cannabinoids Worldwide

SYNDROS® is the 1st and Only FDA approved Liquid Dronabinol (THC) with a consistent, synthetic formulation targeting the cannabinoid receptors



NDC 20482-335-30
SYNDROS
(dronabinol)
oral solution
5 mg/mL
30 mL
Rx Only
For Oral
Administration Only
Benuvia

Patent No. US8628796B2

SYNDROS® is a Prescription Medicine Used in Adults to Treat:
Chemotherapy-Induced Nausea, Vomiting in Cancer Patients and Loss of Appetite in HIV/AIDS Patients

Only US-Based FDA Approved Cannabinoid (THC)

FDA Approved Synthetic Cannabinoid

Next Frontier Pharmaceuticals' Drug Development Pipeline is Focused on the Following 3 Indications:

Alzheimer's Disease Agitation	Anorexia in Cancer	Pancreatic Cancer
Drug Candidate: **BEN-166S** (In Development)	Drug Candidate: **BEN-317B** (Open IND)	Drug Candidate: **BEN-2111M** (In Development)
		
5.7 Million Americans who Suffer with Alzheimer's Disease[2]	**7 Million** Total Incident Cases of Anorexia by Cancer Types[1]	**355,317** New Pancreatic Cancer Cases Estimated to Occur Globally by 2040[6B]
10 Years Average Duration of Symptoms Needing Treatment	**65 Percent** of Cancer Patients Report Abnormalities of Eating Behavior[1]	**$2 Billion** Global Pancreatic Cancer Estimated Market Size in 2020[6]
$25 Billion Total Addressable Market by 2027[2]	**$3 Billion** Estimated Cancer Anorexia Market Size In 2020[1]	**$4.2 Billion** Global Pancreatic Cancer Estimated Market Size by 2025[6]

DRUG DEVELOPMENT TIMELINE

Timeline & Cost to New Drug Approval (NDA) Significantly Compressed

Standard Drug Development Process and Timing

Drug Discovery/ Pre-Clinical Studies		Phase I Study	Phase II Study	Phase III Study		
3+ Years $5M+	New IND	1 to 2 Years $2-3M	1 to 2 Years $3-5M	2 to 3 Years $5M+	NDA	6 to 8+ Years

Next Frontier Pharmaceuticals' Drug Development Process and Timing

(We Have a 2-3 Year Head Start on the Drug Development Cycle)

☑ SAFETY ☑ QUALITY ☐ EFFICACY

Safety and Quality Standards Met

SYNDROS® (dronabinol) oral solution, CII

DRONABINOL

New IND Phase I Completed	Phase II Study	Phase III Study		
6 Months <$200K	<1 Year <$2M	1 to 2 Years <$5M	NDA	3 to 4 Years

CLINICAL DRUG DEVELOPMENT PIPELINE: PROGRESS TO DATE

Drug Candidate	Indication	IND Status	Formulation in Progress	Discovery	Pre-Clinical	Phase 1	Phase 2	Phase 3	Submit	Approval
SYNDROS® (dronabinol) oral solution, CII	CINV and Cachexia 1st and Only FDA Approved Liquid Dronabinol (THC)	FDA Approved								FDA Approved
BEN-166S Cost to Complete NDA* **$12M**	Alzheimer's Disease Agitation No FDA Approved Drugs	Pre IND Completed		IND Open, IMP Manufactured, Clinical Trial Protocol Complete, KOL Recruited, CRO Selected, Ph2 Scheduled for H2 2022				In Development		
BEN-371B Cost to Complete NDA* **$13M**	Anorexia in Cancer No FDA Approved Drugs – Often Treated with Nutritional Supplements	Open		Pre-IND Complete, IND Awaiting Lodgement, IMP Manufactured, Protocol Finalized, Ph2 Scheduled for H2 2022				In Development		
BEN-2111M Cost to Complete NDA* **$9M**	Pancreatic Cancer No FDA Approved Non-Chemotherapy Drugs	IND in Progress		Clinical Protocol Under Development				In Development		

*Management Current Estimate

SYNDROS® OVERVIEW

SYNDROS® (Dronabinol) is the First and only FDA Approved CII Tetrahydrocannabinol (THC) Oral Solution

SYNDROS® is the 1st and Only FDA approved Liquid Dronabinol (THC) with a consistent, synthetic formulation targeting the cannabinoid receptors

SYNDROS®
(dronabinol) oral solution, CII

One of Four FDA Approved Cannabinoids Worldwide

Launched In 2017

FDA-Approved for the Treatment of Chemotherapy-Induced Nausea and Vomiting ("CINV") for Adults

FDA-Approved for Anorexia Associated With AIDS


NDC 20482-335-30
SYNDROS
(dronabinol)
oral solution
5 mg/mL
30 mL
Rx Only
For Oral Administration Only
Benuvia

Patent No. US8628796B2

Life Cycle Management

- Finish Prius Study
- Complete Post Approval Fillings
- Exploring Labels Expansion
- Exploring Reformulation

SYNDROS® provides fast initial absorption

Absorption: THC detected in blood plasma levels in 15 minutes in 100% fasting adult patients on liquid dronabinol vs <25% on dronabinol capsules

SYNDROS® demonstrated lower interindividual absorption variability versus the capsule formulation

This has implications with regards to providing more consistent drug delivery for patients

SYNDROS® provides tailored, flexible dosing allowing titration without additional prescriptions (BSA Dosing for CINV)

SYNDROS® is an option for patients who are already taking multiple pills, prefer liquid medications, have difficulty swallowing pills and who need medications administered in feeding tubes

SYNDROS® needs refrigeration, and once opened, SYNDROS® does not require refrigeration for 42 days, and the unused portion should be discarded 42 days after first opening

Indicated for:



Anorexia Associated with Weight Loss in Patients with AIDS



Chemotherapy-Induced Nausea and Vomiting (CINV) in Patients with Cancer

INDICATION OVERVIEW: ALZHEIMER'S DESEASE AGITATION

Alzheimer's Disease Agitation (Agit-AD)



5.7 Million
Americans who Suffer with Alzheimer's Disease[2]

10 Years
Average Duration of Symptoms Needing Treatment

$25 Billion
Total Addressable Market by 2027[2]

14 Million Americans will Suffer from Alzheimer's Disease by 2050

BEN-166S Anecdotally Shown to Prevent the Further Onset of Dementia

No FDA Approved Drugs for Agit-AD

Gap Analysis to New Drug Approval

Pre-IND	Open IND	Phase 1	Phase 2	Phase 3	NDA
Completed 2021	Under Submission	Exempted	Clinical trial 2H 2022	Clinical trial targeting 2H 2023	Targeting 2H 2024

Existing Data to Support Dronabinol in Agit-AD

Trial/Publisher	Details	Outcome
Volicer et al - 1996	11 patient - anorexic + AD, cross over 2.5 mg/d for 6 weeks	CMAI agitation 2°, tolerability issues
Mahlberg et al, 2007	24 patient AD + agitation, 2.5 mg/d for 2 weeks (n=7)	nocturnal motor activity, tolerated
Walther et al., 2011	2 patient AD + nighttime agitation, cross-over 2.5 mg/d for 2 weeks	nocturnal motor activity, tolerance

Krista Lanctot just completed positive Ph2 using another synthetic THC (Nabilone) and Paul Rosenberg midway through his Marinol study for Agit-AD at Johns Hopkins

Market Opportunity

- Agit-AD Assumptions:
  - (i) Market size: $10B; (ii) Time to FDA approval: 3.5 Yrs.; (iii) Probability of reaching efficacy endpoints: 70%; (iiii) Cost to complete: $10M; (iiiii) 5-Year commercialization budget: $40M
- Large existing market of consumers using off-label products for Agit-AD:
  - These customers would be converted to BEN-166S

2. Source: https://www.transparencymarketresearch.com/acute-agitation-and-aggression-treatment-market.html

INDICATION OVERVIEW: ANOREXIA IN CANCER

Anorexia in Cancer



7 Million
Total Incident Cases of Anorexia by Cancer Types[1]

65 Percent
of Cancer Patients Report Abnormalities of Eating Behavior[1]

$3 Billion
Estimated Cancer Anorexia Market Size In 2020[1]

Cancer-Related Anorexia/Cachexia Syndrome (CACS) Occurs in Around 50% of All Cancer Patients

No FDA Approved Treatments for Anorexia in Cancer

Gap Analysis to New Drug Approval

Pre-IND	Open IND	Phase 1	Phase 2	Phase 3	NDA
Completed	Completed	Exempted	6 months prep, 6 months trial	12 months prep, 12 months trial	Targeting 2H 2024

Existing Data to Support Dronabinol in Cancer

- Variable evidence
- Already shown to be effective in AIDS related anorexia
- Mixed reports in various studies; Results depend dosage and patient selection

Market Opportunity

- Anorexia in Cancer Assumptions:
  - (i) Market size: $3B; (ii) Time to FDA approval: 3 Yrs.; (iii) Probability of reaching efficacy endpoints: 60%; (iiii) Cost to complete: $10M; (iiiii) 5-Year commercialization budget: $40M
- Large existing market of consumers using off-label products for Anorexia in Cancer:
  - These customers would be converted to BEN-317B

1. Source: https://www.globenewswire.com/news-release/2021/04/08/2206567/28124/en/Cancer-Anorexia-Market-Insights-Report-2021-Major-Players-are-NGM-Biopharmaceuticals-Artelo-Biosciences-and-Helsinn-Healthcare.html

INDICATION OVERVIEW: PANCREATIC CANCER

Pancreatic Cancer



355,317
New Pancreatic Cancer Cases Estimated to Occur Globally by 2040[6B]

$2 Billion
Global Pancreatic Cancer Estimated Market Size in 2020[6]

$4.2 Billion
Global Pancreatic Cancer Estimated Market Size by 2025[6]

Orphan Drug Designation Eligible with FDA and EMA

One Year Survival Rate of American Patients Diagnosed with Pancreatic Cancer is 20% Making it one of the Most Incurable Cancers In Man

No FDA Approved Drugs Non-Chemotherapy Drugs

Gap Analysis to New Drug Approval

Pre-IND	Open IND	Phase 1	Phase 2	Phase 3	NDA
In Process	Not Completed	Exempted	6 months prep, 6 months trial	12 months prep, 12 months trial	Targeting 2H 2025

Existing Data to Support Dronabinol in Pancreatic Cancer

- Cannabinol receptors have been identified in pancreatic cancer with several studies showing in vitro antiproliferative and proapoptotic effects
- Cannabinoids exert antiproliferative properties in a variety of malignant tumors, including pancreatic ductal adenocarcinoma (PDAC)
- Cannabinoids induce apoptosis of pancreatic tumor cells via endoplasmic reticulum stress-related genes

Market Opportunity

- Pancreatic Cancer Assumptions:
  - (i) Market size: $2B; (ii) Time to FDA approval: 4 Yrs.; (iii) Probability of reaching efficacy endpoints: 60%; (iiii) Cost to complete: $10M; (iiiii) 5-Year commercialization budget: $40M
- Large existing market of consumers using off-label products for Pancreatic Cancer:
  - These customers would be converted to BEN-2111M

6. Source: https://www.biospace.com/article/pancreatic-cancer-therapy-market-outstrip-us-4056-4-million-by-2025-to-grow-at-a-cagr-of-8-1-percent-says-the-insight-partners/
6B. Source: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6396775/

FUTURE INDICATIONS FOR OUR ORAL DRONABINOL SOLUTION

Post-Op Nausea and Vomiting (PONV)	Central Neuropathic Pain	Anorexia Nervosa
		
80% of Patients Suffer from PONV after General Anesthesia[4]	**7-8% of Adults** Suffer from Chronic Pain with Neuropathic Characteristics[5B]	**200,000** Anorexia Cases Yearly in the United States[3B]
$1.6 Billion Estimated PONV Market Size In 2020[4]	**$10.8 Billion** Estimated Central Neuropathic Pain Market Size In 2031[5]	**3.2 Percent** Eating Disorder Clinics Estimated Market Size Growth in 2022[3]
$3.1 Billion Estimated PONV Market Size In 2026[4]	**$25.2 Billion** Estimated Central Neuropathic Pain Market Size In 2027[5]	**$1.3 Billion** Eating Disorder Clinics Estimated Market Size in 2022[3]

4. Source: https://www.biospace.com/article/post-operative-nausea-and-vomiting-ponv-market-is-expected-to-elevate-to-a-value-of-us-3-174-1-mn-by-the-end-of-2026/

5. Source:: https://www.globaldata.com/neuropathic-pain-market-valuable-segment-within-pain-indications-forecast-reach-25-2bn-2027-says-globaldata/#:~:text=The%20neuropathic%20pain%20market%20is,(CAGR)%20of%2012.9%25
5B. Source: https://www.aped-dor.org/images/FactSheets/DorNeuropatica/en/EpidemiologyNeuropathicPain.pdf

3. Source: https://www.ibisworld.com/industry-statistics/market-size/eating-disorder-clinics-united-states
3B. Source: https://www.mayoclinic.org/diseases-conditions/anorexia-nervosa/symptoms-causes/syc-20353591?utm_source=Google&utm_medium=abstract&utm_content=Anorexia-nervosa&utm_campaign=Knowledge-panel

DRUG DEVELOPMENT: DRUG MASTER FILES

The Following Drug Master Files (DMFs) Provide a Foundation for Product Extensions:

THC	CBD
DRONABINOL USP	CANNABIDIOL


HO
H
H_3C
O
H
H_3C
CH_3

(DMF 19207)


CH_3
OH
H
H
H_3C
CH_2
OH
CH_3

(DMF 32552 - Generation 2)

ANTICIPATED LEADERSHIP TEAM FOR JUPITER WELLNESS


Shannon Soqui – Executive Chairman


Dr. Angela Drew PhD – Board Member


Giles Moss – Board Advisor


Dr. Glynn Wilson – Board Member


Christopher Melton – Board Member


Scott Aladeen – Chief Operating Officer


Brandon Kidd – Chief Business Development Officer


Richard Warlick – VP Manufacturing


Marilynn Martin – Chief of Staff


Blake Dean – Director Of DEA and Environmental


Erik Fordyce – VP Financial Reporting


Jim Doroz – VP Controller


Jim Mitchell – VP API R&D


Marie Aucoin – Chief Legal Officer


Warren Horton – VP Quality R&D


Cheryl Zwirgzdas – Head of CMC

Board | Management

INVESTMENT HIGHLIGHTS

Large Drug Development Opportunity for Oral Dronabinol Solutions
- Numerous Billion Dollar Indications Exist with Unmet Needs and with High Efficacy Rates
- Opportunity to use FDA Fast-Track program with the FDA for Oral Dronabinol Solution

Drug Development Platform Expedites Timeline to Market
- Leverage 3rd Party Clinical Research and Investigational Resources
- Leverage Internal Marketing and Commercialization Expertise Across Product Lines

Attractive New Drug indications Based on Oral Dronabinol Solution
- Agit-AD, Anorexia in Cancer, Pancreatic Cancer: All Have Major Inflection Points within 12 months
- All are Billion-Dollar Opportunities, with Unmet Needs, High Indications of Efficacy

SYNDROS®: The Only CII Tetrahydrocannabinol (THC) Oral Solution Approved by the FDA
- Approved for Adults as a Second-Line Treatment of "CINV" and for AIDS Patients with Anorexia
- Regulatory Compliance and Post Approval Studies to be Completed in 2022

Captive Cannabinoid and Psychedelics Manufacturing Facility and Portfolio of Drug Master FILES
- DEA Permit for Schedule I-III Controlled Substances, and FDA Registered and cGMP Certified; 83,000 Sq. Ft.
- 2 Drug Master Files THC and CDB

Experienced Management Team: Leadership with a History of Execution
- Team of Executives with a History of Execution in Pharmaceuticals, Business Operations and Corporate Governance

PHARMACEUTICAL CANNABINOID MANUFACTURING

Active Pharmaceutical Ingredient Manufacturing Facility*

One of the Largest Captive Synthetic Cannabinoid and Psychedelics Manufacturing Facilities in the US**

FDA-Inspected Site for Manufacturing, Packaging and Testing of Active Pharmaceutical Ingredients


Location: Texas, United States

2016 FDA Approval | **2017 DEA Approval** | **cGMP Manufacturing**



- DEA Schedule I-III Controlled Substance Manufacturing Permits
- 2 DMFs: (19207 and 32552)
- New DMFs In 2022, Including a New Process for D9

Active Pharmaceutical Ingredient Manufacturing

83,000 Sq. Ft. Manufacturing Space

- Built in 2012, GMP Manufacturing Facility for Both API and Drug Development

API Synthesis

- cGMP Synthesis for Grams to Multi-kilo Scale Including Purification Capabilities (Distillation, Crystallization, and Chromatography)

Drug Product Formulation

- Chemistry and Formulations Expertise
- Preclinical and Clinical Drug Product Formulations
- Dosage Form Development
- Packaging and Labelling
- Storage and Testing

QC Testing

- Fully Equipped QC Lab Utilizing HPLC, UV, GC Instrumentation as Well as Wet Chemical Testing, All Employing Validated and/or USP Compendial Methods

Independent QA

- QA Group Responsible for Independent Audits, FDA Communications, and Ensuring Compliance with all Applicable State and Federal Regulations

Manufacturing

- Multifunctional Manufacturing Capacity to Flexibly Accommodate Various Partner Needs
- Up to Metric Ton Annual Scale

Significant Investment in Equipment and Infrastructure

*Leased Facility

**Psychedelics Manufacturing License Pending

PORTFOLIO OF PATENTS

PATENTS PENDING

Cannabinoid Manufacturing Process
Methods of Manufacturing Cannabidiol

Dronabinol Manufacturing Process
Methods of Stabilizing Dronabinol

Alternative CBD Formulation
Self-Emulsifying Cannabidiol Formulations

Alternative CBD Formulation
Cannabidiol Nanocrystal Compositions

Liquid Rizatriptan
(Composition)

CBD/Aspartame
(Formulation)

Oronasal CBD
(Formulation)

CBD Sunscreen
(Formulation)

ISSUED PATENTS

Patent No. 8,628,796
Room-Temperature Stable Dronabinol Formulations

Patent No. 9,839,611
Sublingual Buprenorphine + Naloxone Spray

Patent No. 9,216,175
Sublingual Buprenorphine Spray

Patent No. 9,855,234
Sublingual Diclofenac Spray

Patent No. 9,370,518
Sublingual Sildenafil Spray

Patent No. 9,566,233
Sublingual Ondansetron Spray

Patent No. 7,288,527
Inhibition of allergic contact dermatitis by N-L-alpha-aspartyl-L-phenylalanine

Patent No. 7,816,327
Inhibition of allergic contact dermatitis by N-L-alpha-aspartyl-L-phenylalanine

Patent No. 10,111,821
Methods and compositions for administering a specific wavelength phototherapy

FINANCIAL HIGHLIGHTS

Significant Revenue Growth Projected in 2022

Active Pharmaceutical Ingredients will Comprise a Majority of the Revenue

Backlog of Contract Manufacturing Revenue for 2022

SYNDROS® Regulatory Completion Scheduled for 2022, Followed by Commercial Launch

Compelling Gross Margins Forecasted at Scale

Modest Capital Expenditures Forecasted for the Foreseeable Future

Significant Investment to Date in Manufacturing and Intellectual Properties

JUPW STOCK MARKET POSITIONING

The Company Plans to Be a Leading Drug Developer and Provider of Pharmaceutical focused Cannabinoids and Psychedelics

Market Focus

Pharmaceutical Cannabinoids

Significant Forecasted Market Opportunity

Pharmaceutical Psychedelics

Significant Forecasted Market Opportunity

Business Model

Pharmaceutical Drug Development

Cannabinoids and Psychedelics

Pharmaceutical Manufacturing

Contract Manufacturing: Internal and External Capacity

Cannabinoids and Psychedelics

Competitive Advantages

DEA/FDA/cGMP Certifications for API Manufacturing

Schedule I to III Controlled Substances

FDA Approved Drug

SYNDROS®

Investigational New Drug Applications

6 INDs: Agit-AD, Anorexia in Cancer, Anorexia Nervosa, PIND etc.

Patents

Room-Temperature Stable Dronabinol Formulations

Growth Outlook

Cannabinoid Drug Commercialization

Strong Growth Projected in the Near-Term

Cannabinoid and Psychedelic Drug Development

Attractive Future Growth Market

API Manufacturing

Strong Growth Projected for the Foreseeable Future

Financial Model

Cannabinoid Drug Commercialization

High Margin Revenue with Operating Leverage

API Manufacturing

Predictable Revenue with Attractive Margins

Cannabinoid and Psychedelic Drug Development

Hyper Revenue Growth Potential

Management Team

Industry Leading Pharmaceutical Experts

Recognized Expertise

Public Company and Corporate Governance Experts

Emerging Growth Financing and Management

Positioned for Anticipated Revenue and Earnings Growth

JUPW POSITIONING VS. COMPARABLE DRUG DEVELOPERS

Comparable Drug Development Companies Include the Following:

	Edgewise Therapeutics	Ventyx Biosciences	GH Research	axsome	Cassava sciences	EQRx
	Musculoskeletal Diseases	Inflammatory Diseases and Autoimmune Disorders	Psychiatric and Neurological Disorders (Psychedelics)	CNS Disorders (Agit-AD)	Neurodegenerative Diseases (Alzheimer's Disease)	Oncology and Immune Inflammatory Diseases
TICKER:	EWTX	VTYX	GHRS	AXSM	SAVA	JAZZ
MARKET CAP ($M):	$690	$776	$856	$969	$1,579	$2,092
2022 REV. MULT.:	NM	NM	NM	26.1	20.1	NM
2022 EBITDA MULT.:	NM	NM	NM	NM	NM	NM
REV. GROWTH:	NA	NA	NA	NA	NA	NA
GROSS MARGIN:	NA	NA	NA	NA	NA	NA
EBITDA MARGIN:	NA	NA	NA	NA	NA	NA
	4 Drug Candidates (1 in Phase 1 Study)	**4 Drug Candidates** (1 in Phase 1 Study Complete)	**3 Drug Candidates** (1 in Phase 1/2 Study)	**4 Drug Candidates** (2 in Phase 3 Studies)	**2 Drug Candidates** (2 in Phase 3 Studies)	**5 Drug Candidates** (3 in Phase 3 Studies)

Emerging Stage Companies that Jupiter Wellness Believes are Comparables to it

JUPITER WELLNESS

Medium Term Goal

**Market Capitalizations and Trading Multiples Updated as of Jan 27, 2022*

JUPW POSITIONING VS. CANNABINOID/PSYCHEDELIC COMPANIES

Comparable Cannabinoids/Psychedelics Companies Include the Following:

	MindMed	Incannex	COMPASS (Navigating Mental Health Pathways)	GH Research	atai LIFE SCIENCES	GW pharmaceuticals / Jazz Pharmaceuticals
	Pharmaceutical Psychedelics	Pharmaceutical Cannabinoids and Psychedelics	Pharmaceutical Psychedelics	Pharmaceutical Psychedelics	Pharmaceutical Psychedelics	Pharmaceutical Cannabinoids
TICKER:	MNMD	IHL	CMPS	GHRS	ATAI	JAZZ
MARKET CAP ($M):	$434	$484	$723	$856	$864	$8,775
2022 REV. MULT.:	NM	NM	NM	NM	NM	4.0x
2022 EBITDA MULT.:	NM	NM	NM	NM	NM	9.4x
REV. GROWTH:	NA	NA	NA	NA	NA	19%
GROSS MARGIN:	NA	NA	NA	NA	NA	93%
EBITDA MARGIN:	NA	NA	NA	NA	NA	40%
	Emerging Early-Stage Provider (Pre-Revenue)	**Emerging Early-Stage Provider** (Pre-Revenue)	**Emerging Early-Stage Provider** (Pre-Revenue)	**Emerging Early-Stage Provider** (Pre-Revenue)	**Emerging Early-Stage Provider** (Pre-Revenue)	**Market Leader** (Holder of 1 of 4 FDA Approved Cannabinoids)

Emerging Stage Companies that Jupiter Wellness Believes are Comparables to it

JUPITER WELLNESS

Long Term Goal

**Market Capitalizations and Trading Multiples Updated as of Jan 18, 2022*

RECENT M&A TRANSACTIONS IN THE INDUSTRY

GW pharmaceuticals → Jazz Pharmaceuticals®

ARENA PHARMACEUTICALS → Pfizer

GW Pharma was Acquired by Jazz Pharmaceuticals in 2021 for $7.2B

Company Overview

Name: GW Pharmaceuticals

Location: London, UK

Exchange: NASDAQ

2020 Revenue: $500M

Acquisition Value: $7.2B


100 mL
Epidiolex®
(cannabidiol)
100 mg/mL
Oral Solution
For oral administration
Rx Only

GW Pharmaceuticals is a British pharmaceutics company known for its Epilepsy drug Epidiolex, which is an oral formulation of purified cannabidiol (CBD), initially approved in the U.S. by the U.S. Food and Drug Administration (FDA).

GW Pharmaceuticals also has a multiple sclerosis treatment product, nabiximols, which was the first natural cannabis plant derivative to gain market approval in any country.

Pfizer to Acquire Arena Pharma in Deal Valued at About $6.7B

Company Overview

Name: Arena Pharmaceuticals Inc.

Location: San Diego, CA

Exchange: NASDAQ

2021 Revenue: $319K

Acquisition Value: $6.7B


O
NH
OH
H
H
N
N
N
N

Olorinab (APD371

Arena Pharmaceuticals, based in San Diego, Cal., is a biotech company with one segment of its drug pipeline dedicated to cannabinoid-type therapeutics.
The core of its cannabis biotech operations is the research and development of its investigational drug candidate called Olorinab (APD371). This is an oral full agonist of the cannabinoid receptor 2 that is being researched for the treatment of various symptoms, mainly concentrated on visceral pain connected with gastrointestinal illnesses.

CANNABINOIDS FOR WELLNESS: ACCELERATING USAGE FOR MEDICINE

Medical Cannabis has Been Slated to Disrupt Multiple Patient-Driven Markets Including Pain, Insomnia, and Anxiety

Indications	Existing Remedies	Cannabinoid-Based Alternatives
Pain	Opioids (Vicodin)	Dronabinol
Insomnia	Zolpidem (Ambien)	Dronabinol
Anxiety	Alprazolam (Xanax)	Dronabinol

Other Certified Medical Uses of Cannabinoids
(Legislature Certified)

- Agitation of Alzheimer's disease
- Amyotrophic lateral sclerosis (ALS)
- Anorexia nervosa
- Autism
- Arnold-Chiari malformation
- Cachexia/Wasting syndrome
- Cancer
- Causalgia
- Chronic inflammatory demyelinating polyneuropathy (CIDP)
- Chronic pain
- Crohn's disease
- CRPS (complex regional pain syndrome Type II)
- Dystonia
- Ehlers-Danlos syndrome
- Fibrous dysplasia
- Glaucoma
- Hepatitis C
- HIV/AIDS
- Huntington's disease
- Hydrocephalus
- Hydromyelia
- Interstitial cystitis
- Irritable bowel syndrome
- Lupus
- Migraines
- Multiple sclerosis
- Muscular dystrophy
- Myasthenia gravis
- Myoclonus
- Nail-patella syndrome
- Neuro-Behcet's autoimmune disease
- Neurofibromatosis
- Neuropathy
- Osteoarthritis
- Parkinson's disease
- Polycystic kidney disease
- Post-concussion syndrome
- Posttraumatic stress disorder (PTSD)
- Reflex sympathetic dystrophy
- Residual limb pain
- Rheumatoid arthritis
- Seizures (including those characteristics of epilepsy)
- Severe fibromyalgia
- Sjogren's syndrome
- Spinal cord disease (including but not limited to Arachnoiditis)
- Spinal cord injury (damage to the nervous tissue of the spinal cord with objective neurological indication of intractable spasticity)
- Spinocerebellar ataxia
- Superior canal dehiscence syndrome.
- Syringomyelia
- Tarlov cysts
- Tourette syndrome
- Traumatic brain injury
- Ulcerative colitis

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